UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

WASHINGTON PRIME GROUP INC.
WASHINGTON PRIME GROUP, L.P.
(Exact name of Registrant as spefcified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03         Bankruptcy or Receivership.

As previously disclosed on June 14, 2021, Washington Prime Group Inc. (the “Company”) and Washington Prime Group, L.P., the operating partnership of the Company (“WPG L.P.”), and certain of their direct and indirect subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Company’s Chapter 11 Cases were jointly administered under the caption “In re: Washington Prime Group Inc., et al.”

On September 3, 2021, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Second Amended Joint Chapter 11 Plan of Reorganization of Washington Prime Group Inc., and its Debtor Affiliates (the “Plan”). The Company expects that the Effective Date (as defined in the Plan) will occur once all conditions precedent to the Plan have been satisfied.

Summary of the Plan

The following is a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which is attached hereto as Exhibit 2.2 and incorporated herein by reference. Among other things, the Plan provides for the following recoveries (in each case, as more fully described in the Plan):

●
Revolving and Term Loan Facilities Claims: Each holder of Revolving and Term Loan Facilities Claims shall receive its pro rata share of (i) New Term Loan Exit Facility Loans in an aggregate principal amount of $1.187 billion plus, at the election of the Plan Sponsor, certain prepetition and postpetition interest and (ii) the Revolving and Term Loan Facilities Cash Pool

●
Weberstown Term Loan Facility Claims: Each holder of Weberstown Term Loan Facility Claims shall receive its pro rata share of (i) New Term Loan Exit Facility Loans in an aggregate principal amount of $25 million plus, at the election of the Plan Sponsor, certain prepetition and postpetition interest and (ii) the Weberstown Cash Pool.

●
Unsecured Notes Claims: Holders of Allowed Unsecured Notes Claims shall receive their Pro Rata share of (i) 100% of the New Common Equity, less any New Common Equity distributed to Holders of Existing Equity Interests pursuant to the Equity Option, and subject to dilution on account of the Management Incentive Plan, the Backstop Equity Premium, and the Equity Rights Offering, and (ii) the Unsecured Noteholder Rights.

●
Property-Level Mortgage Guarantee Claims: Holders of Allowed Property-Level Mortgage Guarantee Claims shall receive, at the option of the applicable Debtor(s): (i) Reinstatement or (ii) such other treatment reasonably acceptable to the Plan Sponsor rendering such Property-Level Mortgage Guarantee Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

●
General Unsecured Claims: Holders of Allowed General Unsecured Claims shall receive, at the option of the applicable Debtor: (i) payment in full in Cash, (ii) Reinstatement, or (iii) such other treatment reasonably acceptable to the Plan Sponsor rendering such General Unsecured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

●
Existing Preferred Equity Interests: Holders of Allowed Existing Preferred Equity Interests shall receive their Pro Rata share of the (i) Preferred Equity Cash Pool, or (ii) if such Holder is an Eligible Election Participant, and such Holder elects the Preferred Equity Option, such Holder’s Pro Rata share of the Preferred Equity Equity Pool in lieu of the distribution in the preceding clause (i).

●
Existing Common Equity Interests: Holders of Allowed Existing Common Equity Interests shall receive their Pro Rata share of (i) the Common Equity Cash Pool, or (ii) if such Holder is an Eligible Election Participant, and such Holder elects the Common Equity Option, such Holder’s Pro Rata share of (A) the Common Equity Equity Pool in lieu of the distribution from the Common Equity Cash Pool in the preceding clause (i), and (B) the Existing Common Equity Interest Rights.

Capital Structure

As of August 6, 2021, there were 24,459,645 shares outstanding of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), 180,188 shares outstanding of WPG L.P.’s common units of limited partnership interests, par value $0.0001 per share (the “Common Units,” and together with the Common Stock, the “Common Equity”), 4,000,000 shares outstanding of the Company’s 7.5% Series H cumulative redeemable preferred stock, par value $0.0001 per share (the “Series H. Preferred Stock”), 3,800,000 shares outstanding of the Company’s 6.875% Series I cumulative redeemable preferred stock, par value $0.0001 per share (the “Series I Preferred Stock”), and 130,592 shares outstanding of WPG L.P.’s 7.3% Series I‑1 preferred units, par value $0.0001 per share (the “Series I-1 Preferred Units,” and together with the Series H Preferred Stock and the Series I Preferred Stock, the “Preferred Equity”). On the Effective Date, Holders of Common Equity and Preferred Equity will receive the treatment as set forth in the Plan.

At this time, no shares of New Common Equity have been reserved for future issuance other than such shares to be issued as set forth in the summary above.

Under the Plan, the Reorganized Debtors’ New Governance Documents will be adopted on, or immediately prior to, the Effective Date. The Reorganized Debtors’ New Governance Documents will authorize the applicable Reorganized Debtors to issue the New Common Equity. The New Common Equity of Reorganized WPG issued pursuant to the Plan will be issued without registration under the Securities Act of 1933, as amended, or any similar federal, state, or local law in reliance upon section 1145 of the Bankruptcy Code and Section 4(a)(2) of the Securities Act and Regulation D thereunder.

As previously disclosed on September 7, 2021, the Company intends to file a Notification of Removal from Listing on Form 25  with the U.S. Securities and Exchange Commission on or about September 20, 2021. Additionally, the Company intends to file a Notice of Suspension of Duty to File Reports Under Section 13 and 15(d) of the Securities Exchange Act of 1934 on Form 15 with the U.S. Securities and Exchange Commission on or about the Effective Date of the Plan.

Certain Information Regarding Assets and Liabilities of the Company

As of July 31, 2021, the Company had total assets of approximately $4,016,485,000 and total liabilities of approximately $3,575,317,000. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

2.1	Second Amended Joint Chapter 11 Plan of Reorganization of Washington Prime Group Inc., and its Debtor Affiliates.

2.2	Order Confirming the Second Amended Joint Chapter 11 Plan of Reorganization of Washington Prime Group Inc., and its Debtor Affiliates.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021		Washington Prime Group Inc.

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer

Washington Prime Group, L.P. By: Washington Prime Group Inc., its sole partner

By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer